UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	June 4, 2024

VerifyMe, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39332	23-3023677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 International Parkway, Fifth Floor, Lake Mary, Florida		32746
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (585) 736-9400

_____________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VRME	The Nasdaq Capital Market
Warrants to Purchase Common Stock	VRMEW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of VerifyMe, Inc. (the “Company”) held on June 4, 2024, the Company’s stockholders voted on the matters described below.

Proposal 1.       The Company’s stockholders elected the following nominees as directors, each to serve for a one-year term expiring in 2025 and until their successors are duly elected and qualified, or until the director’s earlier death, resignation or removal.

Director Nominee	Votes For	Authority Withheld	Broker Non-Votes
Marshall Geller	4,802,930	37,611	1,421,064
Howard Goldberg	3,474,782	1,365,759	1,421,064
Scott Greenberg	4,760,351	80,190	1,421,064
Arthur Laffer	4,571,165	269,376	1,421,064
Adam H. Stedham	4,499,266	341,275	1,421,064
David Edmonds	4,567,112	273,429

Proposal 2.       The Company’s stockholders approved, on a non-advisory basis, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
4,738,182	39,985	62,374	1,421,064

Proposal 3.       The Company’s stockholders determined, on a non-binding advisory basis, that future advisory votes on the compensation of the Company’s named executive officers shall be held every year.

Votes For 1 Year	Votes For 2 Years	Votes For 3 Years	Votes Abstained	Broker Non-Votes
4,569,322	5,934	172,285	93,000	1,421,064

Proposal 4.       The Company’s stockholders approved the Third Amendment to the VerifyMe, Inc. 2020 Equity Incentive Plan.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
3,548,840	1,235,712	55,989	1,421,064

Proposal 5.       The Company’s stockholders ratified the selection of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Votes For	Votes Against	Votes Abstained
6,218,352	5,530	37,723

As indicated above, at the 2024 annual meeting, the Company’s stockholders voted, on an advisory basis, for “1 Year” as their preferred frequency for conducting future advisory votes on executive compensation. As a result of the voting preference of the Company’s stockholders on this proposal and a resolution of the Board of Directors to utilize the frequency that received the highest number of votes cast, the Company will conduct an advisory vote on the compensation of its named executive officers every year. The next required advisory vote on the frequency of future advisory votes on executive compensation will take place no later than the 2030 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VerifyMe, Inc.

Date: June 5, 2024	By:	/s/ Adam Stedham
Adam Stedham
Chief Executive Officer and President